Exhibit 4.1

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of October 1, 2021 among Premier Entertainment Sub, LLC (“PE Sub”), a Delaware limited liability company and wholly-owned, unrestricted indirect subsidiary of Bally’s Corporation, a Delaware Corporation (the “Company”), Premier Entertainment Finance Corp. (“PE Corp.” and, together with PE Sub, the “Escrow Issuers”), a Delaware corporation and wholly-owned, unrestricted indirect subsidiary of the Company, the Company (the “New Issuer”), each of the parties that are signatories hereto as the Guarantors, that are each subsidiaries of the New Issuer (collectively, the “New Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”).

W I T N E S E T H :

WHEREAS, the Escrow Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of August 20, 2021, providing for the issuance of $750,000,000 aggregate principal amount of 5.625% Senior Notes due 2029 (the “2029 Notes”) and $750,000,000 aggregate principal amount 5.875% Senior Notes due 2031 (the “2031 Notes” and, together with the 2029 Notes, the “Notes”);

WHEREAS, the Assumption will occur substantially concurrent with the execution of this Supplemental Indenture;

WHEREAS, in connection with the Assumption (a) the New Issuer shall assume all of the rights and obligations of the Escrow Issuers in respect of the Notes of each series and the Indenture and be substituted for, and may exercise every right and power of, the Escrow Issuers under the Indenture and the Notes of each series, and (b) each of the New Guarantors will become a Guarantor under the Indenture, in each case, by the execution and delivery of this Supplemental Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture without the consent of the holders of the Notes.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1.            Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “holders” in this Supplemental Indenture shall refer to the term “holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such holders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.            Agreement to be Bound. (a) The New Issuer acknowledges that is has received and reviewed a copy of the Indenture and all other documents it deems necessary to review in order to enter into this Supplemental Indenture, and acknowledges and agrees to (i) unconditionally assume all of the Escrow Issuers’ obligations under the Notes of each series and the Indenture on the terms and subject to the conditions set forth in the Indenture; (ii) be bound by all applicable provisions of the Indenture as if made by, and with respect to the New Issuer; and (iii) perform all obligations and duties required of the Issuer pursuant to the Indenture. From and after the date hereof, all references in the Indenture to the “Issuer” shall refer to the New Issuer instead of the Escrow Issuers.

(b)            Each New Guarantor hereby agrees, jointly and severally, with all existing guarantors (if any), to unconditionally guarantee the Issuer’s Obligations under the Notes of each series and the Indenture on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes of each series and to perform all of the obligations and agreements of a guarantor under the Indenture. From and after the date hereof, all references in the Indenture to the “Guarantors” shall include each of the New Guarantors.

3.            Notices. All notices or other communications to the New Issuer or any New Guarantor shall be given as provided in Section 12.02 of the Indenture. For the avoidance of doubt, all notices, approvals, consents, requests and any communications hereunder or with respect to this Supplemental Indenture must be in writing (provided that any communication sent to Trustee hereunder must be in the form of a document that is signed by hand, facsimile or by way of a digital signature provided by DocuSign or Adobe (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

4.            Execution and Delivery. The New Issuer agrees that the Notes of each series shall remain in full force and effect notwithstanding the absence of any endorsement of the New Issuer on the Notes of each series, and each New Guarantor agrees that its Note Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Note Guarantee.

5.            Release of Obligations. Upon execution of this Supplemental Indenture by the New Issuer, the New Guarantors and the Trustee, the Escrow Issuers shall be unconditionally and irrevocably released and discharged from all obligations and liabilities under the Indenture and the Notes of each series (other than those obligations and liabilities applicable to the Escrow Issuers as a Subsidiary Guarantor as described in Section 2(b) above).

6.            Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes of each applicable series heretofore or hereafter authenticated and delivered shall be bound hereby. All rights, protections, privileges, indemnities, immunities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee in each of its capacities hereunder.

7.            No Recourse Against Others. No director, partner, member officer, employee, incorporator or stockholder of the New Issuer or of any New Guarantor, as such, will have any liability for any obligations of the New Issuer or any New Guarantor under the Notes of each applicable series, the Indenture or this Supplemental Indenture, the Notes Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Notes of each applicable series by accepting a Note of any series waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes of each applicable series. The waiver may not be effective to waive liabilities under the federal securities laws.

8.            Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.            Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

10.            Counterparts. This Supplemental Indenture may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

11.            Effect of Headings. The Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT SUB, LLC,
as Escrow Issuer

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT FINANCE CORP.,
as Escrow Issuer

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

BALLY’S CORPORATION,
as Issuer

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Laurel Casasanta
Name: Laurel Casasanta
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

AZTAR INDIANA GAMING COMPANY, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

DOVER DOWNS, INC.,
as a Guarantor

By:	/s/ Craig L. Eaton
Name: Craig L. Eaton
Title: Executive Vice President, General Counsel and Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

ELDORADO CASINO SHREVEPORT JOINT VENTURE,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

INTERSTATE RACING ASSOCIATION, INC.,
as a Guarantor

By:	/s/ Craig L. Eaton
Name: Craig L. Eaton
Title: Executive Vice President, General Counsel and Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

IOC-KANSAS CITY, INC.,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

JAMLAND, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

MB DEVELOPMENT, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

MILE HIGH USA, INC.,
as a Guarantor

By:	/s/ Craig L. Eaton
Name: Craig L. Eaton
Title: Executive Vice President, General Counsel and Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT AC, LLC,
as a Guarantor

By:	/s/ Craig L. Eaton
Name: Craig L. Eaton
Title: Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT BILOXI, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT BLACK HAWK, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT FINANCE CORP.,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT III, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT LOUISIANA I, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT LOUISIANA II, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT PARENT, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT SUB, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT TAHOE, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER ENTERTAINMENT VICKSBURG, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PREMIER FINANCE BILOXI CORP.,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

RACING ASSOCIATES OF COLORADO, LTD.,
as a Guarantor

By:	/s/ Craig L. Eaton
Name: Craig L. Eaton
Title: Executive Vice President, General Counsel and Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

ROCK ISLAND FOODSERVICE, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

THE ROCK ISLAND BOATWORKS, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

TWIN RIVER MANAGEMENT GROUP, INC.,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

TWIN RIVER-TIVERTON, LLC,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

UTGR, INC.,
as a Guarantor

By:	/s/ Stephen H. Capp
Name: Stephen H. Capp
Title: Executive Vice President, Chief Financial Officer and Treasurer